Exhibit 99.1

Capital Senior Living Corporation

Forward-Looking Statements The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company's ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Company Overview Capital Senior Living is one of the nation's largest operators of senior living communities Solid Balance Sheet with no mortgage debt maturing until July 2015 Strong cash flow generation Well-positioned for accretive growth opportunities from acquisitions and conversions Industry has favorable demographic and supply/demand trends

Company Overview Capital Senior Living owns and/or operates 77 communities in 23 states with the ability to serve 11,000 residents Operates in geographically concentrated markets CA. 407 AR. 173 AZ. 189 CT. 178 FL. 182 IA. 122 IL. 648 IN. 1,227 KS. 169 LA. 136 MI. 346 MN. 176 MO. 348 MS. 143 NC. 463 SC. 436 NE. 596 NJ. 98 NY. 387 OH. 1,228 OK. 143 TX. 2,852 VA. 153

The Capital Advantage: Senior Living Options Average 131 units per IL community with large common areas and amenities Supportive services, wellness programs, social, recreational, and educational events Average monthly rate of $2,200 100% private pay Average length of resident stay is 34 months Independent Living - 61% of Portfolio

The Capital Advantage: Senior Living Options Average 66 units per AL community Assistance with activities of daily living such as medication reminders, bathing, dressing and grooming Average monthly rate of $3,400 96% private pay Average length of resident stay is 26 months Assisted Living - 32% of Portfolio

Resident Demographics at CSU Communities Average age of resident: 85 years Average age of resident moving in: 82 years Average stay period: 2-3 years Percent of female residents: 80% Resident turnover is primarily attributed to death or need for higher care

The Capital Advantage: Favorable Demographics US population 75+ years old is estimated to grow by 3.5 million through 2015 Only 1.3 million units serving a population of 18.9 million seniors Current 6.9% penetration rate implies demand growth of 40,000 units per year 2009 2015 East 18.9 22.4 (Population MM) Source: NIC Investment Guide 2010 and U.S. Census Bureau US Seniors Population Trends (75+ years old) Implied demand growth of 40,000 units per year

The Capital Advantage: Favorable Supply Trends Source: 2010 ASHA/NIC Seniors Housing Construction Trends Report 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 14629 21895 24810 27007 22342 23566 11651 11165 9442 11513 13002 18089 25345 37129 45086 42569 32590 22551 19247 15185 11161 14182 12579 11855 15187 New supply is constrained as construction starts are at a low level 66% decline Net Growth in Units - Private Pay Seniors Housing (IL/AL)

The Capital Advantage: Competitive Strengths Experienced on-site, regional, and corporate management Larger company economies of scale and systems that yield operating efficiencies in highly fragmented industry Strong institutional relationships (debt and equity) Nimble platform and organizational structure with regional operating centers in geographically concentrated markets Solid reputation in industry and 95% resident satisfaction Operate multiple levels of care Solid balance sheet Strong Board of Directors

Focus on our core strengths Maximize the cash flow generated by our communities and our operations Enhance geographic concentration and maximize competitive strengths within each of our markets Increase levels of care through conversions to AL or MC units and acquisition of communities with levels of care Employ technology to enhance marketing, operations and care Capitalize on the fragmented nature of the senior living industry with limited access to capital, demographic demand and constrained supply to strategically aggregate local and regional operators Leverage our existing base of operations, strong institutional relationships and proven track record The Capital Advantage: Strategy

2011 Business Plan Focused on operations, marketing and growth to enhance shareholder value through: Organic growth Disciplined expense management Accretive acquisitions and conversions Utilization of technology

Increase average rents Improve occupancies Each 1% generates $3M of revenue and $2M of EBITDAR Convert 170 units to higher levels of care Incremental $5M of revenue and $3M of EBITDAR Cash flow enhancing renovations and refurbishments Internet marketing and web-site enhancements Implement software programs to optimize care plans and levels of care charges 2011 Business Plan : Organic Growth

2011 Business Plan : External Growth Strategic acquisitions of primarily AL communities to enhance geographic concentrations Debt $70.0 Equity $30.0 Revenue $24.0 EBITDAR $9.6 Cash Flow From Operations $4.2 First Year Return on Investment 14% (in millions) - Example of a $100.0 million acquisition

Recent Significant Transactions Incremental Impact Midwest I Q1 2010 Midwest II Q1 2010 Signature Senior Living Q3 2010 Spring Meadows Q1 2011 Total % Increase over 2009 Number of Properties 5 3 12 4 24 48% Revenue $10.5 $11.1 $31.1 $26.0 $78.7 41% EBITDAR $5.0 $3.6 $14.2 $12.2 $35.0 61% CFFO $0.3 $0.1 $2.8 $0.7 $3.9 24% CFFO per share $0.15 24% (in millions, except number of properties and per share)

Income Statement: Q3 YTD Comparison 2010 2009 Total Revenues $ 152.0 $ 143.3 Operating Expenses (85.6) (78.4) General & Administrative Expenses (8.6) (8.8) Other Expense (10.1) (13.4) EBITDAR $ 47.7 $ 42.7 % Margin 31.4% 29.8% Lease Expense (23.2) (19.4) Interest, Taxes and Other (21.8) (21.3) Net Income $ 2.7 $ 2.0 Earnings Per Share $ 0.10 $ 0.08 CFFO $ 14.1 $ 10.9 CFFO Per Share $ 0.53 $ 0.42 As adjusted in press releases (in millions, except per share)

Since 2006, CSU has significantly strengthened its balance sheet Reduced total mortgage debt by $75.0 million Refinanced or retired $162 million of variable rate debt Reduced average interest rate from 7.5% to 6.0% fixed No mortgage maturities through July 2015 on all fixed rate debt Balance Sheet Strength

Balance Sheet ASSETS ASSETS Cash and Securities $ 39.4 Other Current Assets 23.1 Total Current Assets 62.5 Fixed Assets 296.6 Other Assets 25.7 TOTAL ASSETS $384.8 As of September 30, 2010 (in millions) LIABILITIES & EQUITY LIABILITIES & EQUITY Current Liabilities $ 34.3 Long-Term Debt 171.0 Other Liabilities 17.5 Total Liabilities 222.8 Stockholders' Equity 162.0 TOTAL LIABILITIES & EQUITY TOTAL LIABILITIES & EQUITY $384.8

Investment Highlights Favorable demographics and attractive industry fundamentals Experienced management team with demonstrated ability to operate, acquire and create value Predominately private pay with minimal federal regulation Conversion initiatives with significant revenue and cash flow growth Accretive acquisition opportunities in highly fragmented industry Strong cash flow generation Solid Balance Sheet

Capital Senior Living Corporation